Exhibit 2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of the undersigned of a Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $0.01 per share, of PanAmSat Holding Corporation, a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

Each of the undersigned agrees that each party hereto is responsible for the timely filing of such Schedule 13D (including any and all amendments thereto) and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party actually knows that such information is incorrect. Each party will indemnify the other parties for any incompleteness or inaccuracy in such information concerning the indemnifying party.

This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12th day of September, 2005.

Signatures:	KKR MILLENNIUM GP LLC

	By:	*
Henry R. Kravis
a member

CONSTELLATION, LLC

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Vice President

KKR ASSOCIATES MILLENNIUM L.P.

	By:	KKR Millennium GP LLC its general partner

		By:	*
Henry R. Kravis
a member

KKR MILLENNIUM FUND L.P.

	By:	KKR Associates Millennium L.P. its general partner

		By:	KKR Millennium GP LLC its general partner

By: *
Henry R. Kravis
a member

*By:	/s/ William J. Janetschek
William J. Janetschek,
by power of attorney for all KKR Reporting Persons

KKR PARTNERS III, L.P.

By:	KKR III GP LLC, its general partner

By: *
Henry R. Kravis
a member

KKR III GP LLC

By:	*
Henry R. Kravis
a member

*By:	/s/ William J. Janetschek
William J. Janetschek,
by power of attorney for all KKR Reporting Persons

TCG HOLDINGS L.L.C.

By:	*
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PANAMSAT I, LLC

By:	*
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PANAMSAT II, LLC

By:	*
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PARTNERS III TELECOMMUNICATIONS, L.P.

By:	TC Group III, L.P., its General Partner

By:	TC Group III, L.L.C. its General Partner

	By:	TC Group L.L.C. its Managing Member

	By:	TCG Holdings, L.L.C. its Managing Member

By: *
Name: David M. Rubenstein
Title: Managing Director

*By:	/s/ Bruce E. Rosenblum
Bruce E. Rosenblum,
by power of attorney for all Carlyle Reporting Persons

CPIII COINVESTMENT, L.P.

By:	TC Group III, L.P., its General Partner

By:	TC Group III, L.L.C. its General Partner

By:	TC Group L.L.C. its Managing Member

By:	TCG Holdings, L.L.C. its Managing Member

By: *
Name: David M. Rubenstein
Title: Managing Director

TC GROUP III, L.P.

By:	TC Group III, L.L.C. its General Partner

By:	TC Group L.L.C. its Managing Member

By:	TCG Holdings, L.L.C. its Managing Member

By:	*
Name: David M. Rubenstein
Title: Managing Director

*By:	/s/ Bruce E. Rosenblum
Bruce E. Rosenblum,
by power of attorney for all Carlyle Reporting Persons

TC GROUP, L.L.C.

By:	TC Group L.L.C. its Managing Member

	By:	TCG Holdings, L.L.C. its Managing Member

	By:	*
Name: David M. Rubenstein
Title: Managing Director

TC GROUP III, L.L.C.

By:	TCG Holdings, L.L.C. its Managing Member

	By:	*
Name: David M. Rubenstein
Title: Managing Director

*By:	/s/ Bruce E. Rosenblum
Bruce E. Rosenblum,
by power of attorney for all Carlyle Reporting Persons

PROVIDENCE EQUITY PARTNERS IV, L.L.C.

By:	*
	Name:	Paul J. Salem
	Title:	Executive Vice President and Senior Managing Director

PEP PAS, L.L.C.

By:	*
	Name:	Paul J. Salem
	Title:	Executive Vice President and Managing Member

PEOP PAS, L.L.C.

By:	*
	Name:	Paul J. Salem
	Title:	Executive Vice President and Managing Member

PROVIDENCE EQUITY GP IV L.P.

By:	Providence Equity Partners IV, L.L.C., its General Partner

By:	*
	Name:	Paul J. Salem
	Title:	Executive Vice President and Senior Managing Director

PROVIDENCE EQUITY PARTNERS IV LP

By:	Providence Equity GP IV L.P., its General Partner

	By:	Providence Equity Partners IV, L.L.C., its General Partner

	By:	*
	Name:	Paul J. Salem
	Title:	Executive Vice President and Senior Managing Director

*By:	/s/ Paul J. Salem
Paul J. Salem,
by power of attorney for all Providence Reporting Persons

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV L.P., its General Partner

By:	Providence Equity Partners IV, L.L.C., its General Partner

By:	*
Name:	Paul J. Salem
Title:	Executive Vice President and Senior Managing Director

PROVIDENCE EQUITY PARTNERS IV INC.

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:	Executive Vice President and Senior Managing Director

*
Glenn M. Creamer

*
Jonathan M. Nelson

*
Paul J. Salem

*By:	/s/ Paul J. Salem
Paul J. Salem,
by power of attorney for all Providence Reporting Persons